EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports Fourth Quarter 2021 Financial Results and Declares Dividend

HONOLULU, Hawaii January 21, 2022--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended December 31, 2021.

“We are pleased to report that we closed 2021 with a solid fourth quarter,” said Bob Harrison, Chairman, President and CEO. “We saw strong loan growth, continued to grow consumer and commercial deposits while reducing excess liquidity, and credit quality remained excellent.”

On January 19, 2022 the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on March 4, 2022 to stockholders of record at the close of business on February 18, 2022.

Additionally, the Company’s Board of Directors adopted a stock repurchase program for up to $75 million of its outstanding common stock during 2022.

Fourth Quarter 2021 Highlights:

●	Net income of $57.0 million, or $0.44 per diluted share
●	Total loans and leases increased $127.7 million versus prior quarter
●	Total deposits decreased $303.9 million versus prior quarter, reduced public deposits by $978.4 million
●	Incurred a $9.0 million charge in connection with the prepayment of $200.0 million of Federal Home Loan Bank advances at a weighted average rate of 2.73%
●	No provision for credit losses was taken in the quarter
●	Board of Directors declared a quarterly dividend of $0.26 per share
●	Repurchased $21.5 million of stock under share repurchase program

Balance Sheet

Total assets were $25.0 billion as of December 31, 2021, compared to $25.5 billion as of September 30, 2021.

Gross loans and leases were $13.0 billion as of December 31, 2021, an increase of $127.7 million, or 1.0%, from $12.8 billion as of September 30, 2021.

Total deposits were $21.8 billion as of December 31, 2021, a decrease of $303.9 million, or 1.4%, from $22.1 billion as of September 30, 2021.

Net Interest Income

Net interest income for the fourth quarter of 2021 was $137.3 million, an increase of $4.7 million, or 3.6%, compared to $132.6 million for the prior quarter.

The net interest margin (NIM) was 2.38% in the fourth quarter of 2021, an increase of 2 basis points compared to 2.36% in the third quarter of 2021.

Provision Expense

During the quarter ended December 31, 2021, we did not record a provision for credit losses. In the quarter ended September 30, 2021, we recorded a $4.0 million negative provision for credit losses.

Noninterest Income

Noninterest income was $41.6 million in the fourth quarter of 2021, a decrease of $8.5 million compared to noninterest income of $50.1 million in the third quarter of 2021.

Noninterest Expense

Noninterest expense was $108.7 million in the fourth quarter of 2021, an increase of $7.7 million compared to noninterest expense of $101.0 million in the third quarter of 2021.

The efficiency ratio was 60.5% and 55.1% for the quarters ended December 31, 2021 and September 30, 2021, respectively.

Taxes

The effective tax rate was 18.7% for the quarter ended December 31, 2021 and 25.0% for the quarter ended September 30, 2021.

Asset Quality

The allowance for credit losses was $157.3 million, or 1.21% of total loans and leases, as of December 31, 2021, compared to $161.2 million, or 1.26% of total loans and leases, as of September 30, 2021. The reserve for unfunded commitments was $30.3 million as of December 31, 2021 compared to $32.5 million as of September 30, 2021. Net charge-offs were $6.2 million, or 0.19% of average loans and leases on an annualized basis for the quarter ended December 31, 2021, compared to net charge-offs of $0.6 million, or 0.02% of average loans and leases on an annualized basis for the quarter ended September 30, 2021. Total non-performing assets were $7.3 million, or 0.06% of total loans and leases and other real estate owned, at December 31, 2021, compared to total non-performing assets of $8.6 million, or 0.07% of total loans and leases and other real estate owned, at September 30, 2021.

Capital

Total stockholders’ equity was $2.7 billion at both December 31, 2021 and September 30, 2021.

The tier 1 leverage, common equity tier 1 and total capital ratios were 7.24%, 12.24% and 13.49%, respectively, at December 31, 2021, compared with 7.39%, 12.63% and 13.88%, respectively, at September 30, 2021.

The Company repurchased 0.77 million shares of common stock at a total cost of $21.5 million under the stock repurchase program in the fourth quarter. The average cost was $27.92 per share repurchased. Total repurchases in 2021 were $75.0 million.

As to the stock repurchase program approved for 2022, repurchases of shares of the Company’s common stock may be conducted through open market purchases, which may include purchases under a trading plan adopted pursuant to Securities and Exchange Commission Rule 10b5-1, or through privately negotiated transactions. The timing and exact amount of share repurchases, if any, will be subject to management’s discretion and various factors, including the Company’s capital position and financial performance, as well as market conditions. The repurchase program may be suspended, terminated or modified at any time for any reason.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 8:00 a.m. Hawaii Time. To access the call, participants should dial (844) 452-2942 (US/Canada), or (574) 990-9846 (International) ten minutes prior to the start of the call and enter the conference ID: 8790379. A live webcast of the conference call, including a slide presentation, will be available at the following link: www.fhb.com/earnings. The archive of the webcast will be available at the same location. A telephonic replay of the conference call will be available two hours after the conclusion of the call until 4:30 p.m. (Eastern Time) on January 28, 2022. Access the replay by dialing (855) 859-2056 or (404) 537-3406 and entering the conference ID: 8790379.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts of COVID-19, the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2020 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021.

Use of Non-GAAP Financial Measures

We present net interest income, noninterest income, noninterest expense, net income, earnings per share (basic and diluted) and the related ratios described below, on an adjusted, or “core,” basis, each a non-GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We believe that the presentation of these non-GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be distorted by the effect of certain expenses, gains and other items included in our operating results. We believe that these core measures provide useful information about our operating results and enhance the overall understanding of our past performance and future performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition.

Core net interest margin, core efficiency ratio, core return on average total assets and core return on average total stockholders’ equity are non-GAAP financial measures. We compute our core net interest margin as the ratio of core net interest income to average earning assets. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest income. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total stockholders’ equity as the ratio of core net income to average total stockholders’ equity.

Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tangible assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets are non-GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP.

Tables 14 and 15 at the end of this document provide a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Susan Kam
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	skam@fhb.com

Financial Highlights					Table 1
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share data)	2021	2021	2020	2021	2020
Operating Results:
Net interest income	$137,327	$132,593	$135,227	$530,559	$535,734
Provision for credit losses	—	(4,000)	20,000	(39,000)	121,718
Noninterest income	41,573	50,104	53,598	184,916	197,380
Noninterest expense	108,749	101,036	88,127	405,479	367,672
Net income	57,022	64,279	61,739	265,735	185,754
Basic earnings per share	0.45	0.50	0.48	2.06	1.43
Diluted earnings per share	0.44	0.50	0.47	2.05	1.43
Dividends declared per share	0.26	0.26	0.26	1.04	1.04
Dividend payout ratio	59.09%	52.00%	55.32%	50.73%	72.73%
Supplemental Income Statement Data (non-GAAP):
Core net interest income	$137,327	$132,593	$135,227	$530,559	$535,734
Core noninterest income	47,587	50,104	58,438	190,828	202,322
Core noninterest expense	99,775	98,936	88,127	393,245	367,672
Core net income	68,013	65,819	65,288	279,229	189,378
Core basic earnings per share	0.53	0.51	0.50	2.17	1.46
Core diluted earnings per share	0.53	0.51	0.50	2.16	1.45
Performance Ratios(1):
Net interest margin	2.38%	2.36%	2.71%	2.43%	2.77%
Core net interest margin (non-GAAP)	2.38%	2.36%	2.71%	2.43%	2.77%
Efficiency ratio	60.50%	55.07%	46.59%	56.45%	50.10%
Core efficiency ratio (non-GAAP)	53.71%	53.92%	45.43%	54.30%	49.77%
Return on average total assets	0.88%	1.02%	1.09%	1.09%	0.85%
Core return on average total assets (non-GAAP)	1.05%	1.04%	1.16%	1.14%	0.87%
Return on average tangible assets (non-GAAP)	0.92%	1.06%	1.14%	1.13%	0.89%
Core return on average tangible assets (non-GAAP)(2)	1.09%	1.09%	1.21%	1.19%	0.91%
Return on average total stockholders' equity	8.46%	9.31%	8.99%	9.81%	6.88%
Core return on average total stockholders' equity (non-GAAP)	10.09%	9.54%	9.51%	10.31%	7.02%
Return on average tangible stockholders' equity (non-GAAP)	13.47%	14.63%	14.14%	15.51%	10.91%
Core return on average tangible stockholders’ equity (non-GAAP)(3)	16.06%	14.98%	14.95%	16.30%	11.12%
Average Balances:
Average loans and leases	$12,814,316	$12,881,885	$13,366,980	$13,034,295	$13,518,308
Average earning assets	23,100,445	22,533,174	19,977,933	21,921,149	19,376,343
Average assets	25,650,505	25,058,085	22,468,040	24,426,258	21,869,064
Average deposits	22,246,577	21,621,836	19,020,800	21,011,587	18,252,998
Average stockholders' equity	2,675,513	2,738,540	2,732,271	2,708,370	2,698,853
Market Value Per Share:
Closing	27.33	29.35	23.58	27.33	23.58
High	30.14	30.06	23.90	30.80	31.25
Low	25.17	25.75	14.16	23.14	13.56

	As of	As of	As of
	December 31,	September 30,	December 31,
(dollars in thousands, except per share data)	2021	2021	2020
Balance Sheet Data:
Loans and leases	$12,961,999	$12,834,339	$13,279,097
Total assets	24,992,410	25,548,322	22,662,831
Total deposits	21,816,146	22,120,003	19,227,723
Long-term borrowings	—	200,000	200,010
Total stockholders' equity	2,656,912	2,711,734	2,744,104

Per Share of Common Stock:
Book value	$20.84	$21.14	$21.12
Tangible book value (non-GAAP)(4)	13.03	13.38	13.46

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.05%	0.07%	0.07%
Allowance for credit losses for loans and leases / total loans and leases	1.21%	1.26%	1.57%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.24%	12.63%	12.47%
Tier 1 Capital Ratio	12.24%	12.63%	12.47%
Total Capital Ratio	13.49%	13.88%	13.73%
Tier 1 Leverage Ratio	7.24%	7.39%	8.00%
Total stockholders' equity to total assets	10.63%	10.61%	12.11%
Tangible stockholders' equity to tangible assets (non-GAAP)	6.92%	6.99%	8.07%

Non-Financial Data:
Number of branches	54	54	54
Number of ATMs	299	298	297
Number of Full-Time Equivalent Employees	2,036	2,025	2,103

(1)	Except for the efficiency ratio and the core efficiency ratio, amounts are annualized for the three months ended December 31, 2021, September 30, 2021 and December 31, 2020.
(2)	Core return on average tangible assets is a non-GAAP financial measure. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.
(3)	Core return on average tangible stockholders’ equity is a non-GAAP financial measure. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.
(4)	Tangible book value is a non-GAAP financial measure. We compute our tangible book value as the ratio of tangible stockholders’ equity to shares outstanding. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure for core net income, see Table 14, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
Interest income
Loans and lease financing	$111,865	$110,765	$118,314	$444,488	$496,523
Available-for-sale securities	28,393	25,234	22,752	101,410	81,808
Other	1,051	1,205	615	3,413	4,428
Total interest income	141,309	137,204	141,681	549,311	582,759
Interest expense
Deposits	3,216	3,218	5,061	13,853	35,471
Short-term and long-term borrowings	766	1,393	1,393	4,899	11,554
Total interest expense	3,982	4,611	6,454	18,752	47,025
Net interest income	137,327	132,593	135,227	530,559	535,734
Provision for credit losses	—	(4,000)	20,000	(39,000)	121,718
Net interest income after provision for credit losses	137,327	136,593	115,227	569,559	414,016
Noninterest income
Service charges on deposit accounts	7,171	6,989	6,769	27,510	28,169
Credit and debit card fees	16,266	16,017	15,583	63,580	55,451
Other service charges and fees	9,196	10,233	8,404	38,578	33,876
Trust and investment services income	8,895	8,625	8,733	34,719	35,652
Bank-owned life insurance	2,851	4,841	4,159	13,185	15,754
Investment securities (losses) gains, net	—	—	(12)	102	(114)
Other	(2,806)	3,399	9,962	7,242	28,592
Total noninterest income	41,573	50,104	53,598	184,916	197,380
Noninterest expense
Salaries and employee benefits	45,982	46,484	42,687	182,384	174,221
Contracted services and professional fees	14,603	15,042	13,940	63,349	60,546
Occupancy	8,074	6,790	7,355	29,348	28,821
Equipment	6,317	6,549	5,225	24,719	20,277
Regulatory assessment and fees	2,557	1,828	2,168	8,245	8,659
Advertising and marketing	1,579	1,469	1,096	6,108	5,695
Card rewards program	7,471	6,676	4,890	25,244	22,114
Other	22,166	16,198	10,766	66,082	47,339
Total noninterest expense	108,749	101,036	88,127	405,479	367,672
Income before provision for income taxes	70,151	85,661	80,698	348,996	243,724
Provision for income taxes	13,129	21,382	18,959	83,261	57,970
Net income	$57,022	$64,279	$61,739	$265,735	$185,754
Basic earnings per share	$0.45	$0.50	$0.48	$2.06	$1.43
Diluted earnings per share	$0.44	$0.50	$0.47	$2.05	$1.43
Basic weighted-average outstanding shares	127,893,011	128,660,038	129,912,104	128,963,131	129,890,225
Diluted weighted-average outstanding shares	128,512,257	129,210,448	130,314,381	129,537,922	130,220,077

Consolidated Balance Sheets	Table 3
	December 31,	September 30,	December 31,
(dollars in thousands)	2021	2021	2020
Assets
Cash and due from banks	$246,716	$268,467	$303,373
Interest-bearing deposits in other banks	1,011,753	2,130,615	737,571
Investment securities, at fair value (amortized cost: $8,560,733 as of December 31, 2021, $7,994,266 as of September 30, 2021 and $5,985,031 as of December 31, 2020)	8,428,032	7,953,727	6,071,415
Loans held for sale	538	2,052	11,579
Loans and leases	12,961,999	12,834,339	13,279,097
Less: allowance for credit losses	157,262	161,246	208,454
Net loans and leases	12,804,737	12,673,093	13,070,643

Premises and equipment, net	318,448	317,272	322,401
Other real estate owned and repossessed personal property	175	—	—
Accrued interest receivable	63,158	64,855	69,626
Bank-owned life insurance	471,819	468,968	466,537
Goodwill	995,492	995,492	995,492
Mortgage servicing rights	8,302	9,107	10,731
Other assets	643,240	664,674	603,463
Total assets	$24,992,410	$25,548,322	$22,662,831
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$12,422,283	$13,246,579	$11,705,609
Noninterest-bearing	9,393,863	8,873,424	7,522,114
Total deposits	21,816,146	22,120,003	19,227,723
Long-term borrowings	—	200,000	200,010
Retirement benefits payable	134,491	144,400	143,373
Other liabilities	384,861	372,185	347,621
Total liabilities	22,335,498	22,836,588	19,918,727

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 140,581,715 / 127,502,472 shares as of December 31, 2021, issued/outstanding: 140,563,799 / 128,255,570 shares as of September 30, 2021 and issued/outstanding: 140,191,133 / 129,912,272 shares as of December 31, 2020)	1,406	1,406	1,402
Additional paid-in capital	2,527,663	2,524,168	2,514,014
Retained earnings	604,534	581,094	473,974
Accumulated other comprehensive (loss) income, net	(121,693)	(61,463)	31,604
Treasury stock (13,079,243 shares as of December 31, 2021, 12,308,229 shares as of September 30, 2021 and 10,278,861 shares as of December 31, 2020)	(354,998)	(333,471)	(276,890)
Total stockholders' equity	2,656,912	2,711,734	2,744,104
Total liabilities and stockholders' equity	$24,992,410	$25,548,322	$22,662,831

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2021			September 30, 2021			December 31, 2020
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$2,074.5	$0.8	0.15%	$2,356.4	$0.9	0.16%	$688.1	$0.2	0.10%
Available-for-Sale Investment Securities
Taxable	7,515.2	25.8	1.37	6,654.6	22.9	1.37	5,632.9	22.0	1.56
Non-Taxable	615.3	3.3	2.14	561.1	2.9	2.11	220.0	0.9	1.74
Total Available-for-Sale Investment Securities	8,130.5	29.1	1.43	7,215.7	25.8	1.43	5,852.9	22.9	1.57
Loans Held for Sale	1.0	—	1.35	2.2	—	2.39	16.2	0.1	2.00
Loans and Leases(1)
Commercial and industrial	2,084.0	21.1	4.01	2,367.2	19.7	3.29	3,077.6	22.6	2.93
Commercial real estate	3,572.9	26.0	2.89	3,447.0	25.4	2.92	3,407.2	26.2	3.06
Construction	806.6	6.3	3.09	862.4	7.0	3.24	703.1	5.6	3.14
Residential:
Residential mortgage	4,014.9	34.9	3.48	3,866.1	34.6	3.58	3,679.6	37.1	4.03
Home equity line	864.4	5.5	2.52	837.7	5.5	2.62	856.8	6.1	2.81
Consumer	1,241.3	16.3	5.22	1,260.2	16.8	5.28	1,394.5	19.0	5.43
Lease financing	230.2	1.9	3.27	241.3	2.0	3.23	248.2	1.8	2.89
Total Loans and Leases	12,814.3	112.0	3.48	12,881.9	111.0	3.43	13,367.0	118.4	3.53
Other Earning Assets	80.1	0.3	1.27	77.0	0.3	1.34	53.7	0.4	3.26
Total Earning Assets(2)	23,100.4	142.2	2.45	22,533.2	138.0	2.44	19,977.9	142.0	2.83
Cash and Due from Banks	282.2			290.5			289.2
Other Assets	2,267.9			2,234.4			2,200.9
Total Assets	$25,650.5			$25,058.1			$22,468.0

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$7,086.0	$0.8	0.04%	$6,886.0	$0.6	0.03%	5,786.4	$0.5	0.03%
Money Market	4,048.3	0.5	0.05	3,957.1	0.5	0.05	3,440.9	0.4	0.05
Time	1,819.0	1.9	0.42	1,884.4	2.1	0.45	2,461.3	4.2	0.67
Total Interest-Bearing Deposits	12,953.3	3.2	0.10	12,727.5	3.2	0.10	11,688.6	5.1	0.17
Long-Term Borrowings	110.9	0.8	2.74	200.0	1.4	2.76	200.0	1.4	2.77
Total Interest-Bearing Liabilities	13,064.2	4.0	0.12	12,927.5	4.6	0.14	11,888.6	6.5	0.22
Net Interest Income		$138.2			$133.4			$135.5
Interest Rate Spread			2.33%			2.30%			2.61%
Net Interest Margin			2.38%			2.36%			2.71%
Noninterest-Bearing Demand Deposits	9,293.3			8,894.3			7,332.2
Other Liabilities	617.5			497.7			514.9
Stockholders' Equity	2,675.5			2,738.6			2,732.3
Total Liabilities and Stockholders' Equity	$25,650.5			$25,058.1			$22,468.0

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $0.9 million, $0.8 million and $0.3 million for the three months ended December 31, 2021, September 30, 2021 and December 31, 2020, respectively.

Average Balances and Interest Rates						Table 5
	Year Ended			Year Ended
	December 31, 2021			December 31, 2020
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,723.0	$2.3	0.14%	$882.1	$2.4	0.27%
Available-for-Sale Investment Securities
Taxable	6,608.9	93.3	1.41	4,844.5	80.9	1.67
Non-Taxable	481.9	10.2	2.12	62.0	1.1	1.77
Total Available-for-Sale Investment Securities	7,090.8	103.5	1.46	4,906.5	82.0	1.67
Loans Held for Sale	3.6	0.1	2.24	13.0	0.3	2.21
Loans and Leases(1)
Commercial and industrial	2,586.8	82.2	3.18	3,168.7	93.2	2.94
Commercial real estate	3,456.7	101.6	2.94	3,419.1	116.9	3.42
Construction	804.5	25.4	3.16	615.7	21.3	3.46
Residential:
Residential mortgage	3,836.6	138.3	3.60	3,698.7	148.4	4.01
Home equity line	834.3	22.2	2.66	875.1	27.1	3.10
Consumer	1,275.5	67.8	5.31	1,501.6	82.9	5.52
Lease financing	239.9	7.6	3.14	239.4	6.9	2.90
Total Loans and Leases	13,034.3	445.1	3.42	13,518.3	496.7	3.67
Other Earning Assets	69.4	1.1	1.54	56.4	2.0	3.66
Total Earning Assets(2)	21,921.1	552.1	2.52	19,376.3	583.4	3.01
Cash and Due from Banks	289.3			304.9
Other Assets	2,215.9			2,187.9
Total Assets	$24,426.3			$21,869.1

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,581.1	$2.5	0.04%	$5,538.1	$5.2	0.09%
Money Market	3,831.4	2.1	0.05	3,266.6	6.6	0.20
Time	2,005.0	9.3	0.47	2,839.8	23.7	0.83
Total Interest-Bearing Deposits	12,417.5	13.9	0.11	11,644.5	35.5	0.30
Federal Funds Purchased	—	—	—	1.4	—	0.43
Short-Term Borrowings	—	—	—	208.2	6.0	2.88
Long-Term Borrowings	177.5	4.9	2.76	200.0	5.5	2.77
Total Interest-Bearing Liabilities	12,595.0	18.8	0.15	12,054.1	47.0	0.39
Net Interest Income		$533.3			$536.4
Interest Rate Spread			2.37%			2.62%
Net Interest Margin			2.43%			2.77%
Noninterest-Bearing Demand Deposits	8,594.1			6,608.5
Other Liabilities	528.8			507.6
Stockholders' Equity	2,708.4			2,698.9
Total Liabilities and Stockholders' Equity	$24,426.3			$21,869.1

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $2.8 million and $0.7 million for the years ended December 31, 2021 and 2020, respectively.

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended December 31, 2021
	Compared to September 30, 2021
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(0.1)	$—	$(0.1)
Available-for-Sale Investment Securities
Taxable	2.9	—	2.9
Non-Taxable	0.3	0.1	0.4
Total Available-for-Sale Investment Securities	3.2	0.1	3.3
Loans and Leases
Commercial and industrial	(2.5)	3.9	1.4
Commercial real estate	0.9	(0.3)	0.6
Construction	(0.4)	(0.3)	(0.7)
Residential:
Residential mortgage	1.3	(1.0)	0.3
Home equity line	0.2	(0.2)	—
Consumer	(0.3)	(0.2)	(0.5)
Lease financing	(0.1)	—	(0.1)
Total Loans and Leases	(0.9)	1.9	1.0
Total Change in Interest Income	2.2	2.0	4.2

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	0.2	0.2
Time	(0.1)	(0.1)	(0.2)
Total Interest-Bearing Deposits	(0.1)	0.1	—
Long-Term Borrowings	(0.6)	—	(0.6)
Total Change in Interest Expense	(0.7)	0.1	(0.6)
Change in Net Interest Income	$2.9	$1.9	$4.8

Analysis of Change in Net Interest Income			Table 7
	Three Months Ended December 31, 2021
	Compared to December 31, 2020
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$0.5	$0.1	$0.6
Available-for-Sale Investment Securities
Taxable	6.7	(2.9)	3.8
Non-Taxable	2.1	0.3	2.4
Total Available-for-Sale Investment Securities	8.8	(2.6)	6.2
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and industrial	(8.5)	7.0	(1.5)
Commercial real estate	1.3	(1.5)	(0.2)
Construction	0.8	(0.1)	0.7
Residential:
Residential mortgage	3.2	(5.4)	(2.2)
Home equity line	—	(0.6)	(0.6)
Consumer	(2.0)	(0.7)	(2.7)
Lease financing	(0.1)	0.2	0.1
Total Loans and Leases	(5.3)	(1.1)	(6.4)
Other Earning Assets	0.2	(0.3)	(0.1)
Total Change in Interest Income	4.1	(3.9)	0.2

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.1	0.2	0.3
Money Market	0.1	—	0.1
Time	(0.9)	(1.4)	(2.3)
Total Interest-Bearing Deposits	(0.7)	(1.2)	(1.9)
Long-Term Borrowings	(0.6)	—	(0.6)
Total Change in Interest Expense	(1.3)	(1.2)	(2.5)
Change in Net Interest Income	$5.4	$(2.7)	$2.7

Analysis of Change in Net Interest Income			Table 8
	Year Ended December 31, 2021
	Compared to December 31, 2020
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$1.5	$(1.6)	$(0.1)
Available-for-Sale Investment Securities
Taxable	26.3	(13.9)	12.4
Non-Taxable	8.8	0.3	9.1
Total Available-for-Sale Investment Securities	35.1	(13.6)	21.5
Loans Held for Sale	(0.2)	—	(0.2)
Loans and Leases
Commercial and industrial	(18.1)	7.1	(11.0)
Commercial real estate	1.3	(16.6)	(15.3)
Construction	6.1	(2.0)	4.1
Residential:
Residential mortgage	5.4	(15.5)	(10.1)
Home equity line	(1.2)	(3.7)	(4.9)
Consumer	(12.1)	(3.0)	(15.1)
Lease financing	0.1	0.6	0.7
Total Loans and Leases	(18.5)	(33.1)	(51.6)
Other Earning Assets	0.4	(1.3)	(0.9)
Total Change in Interest Income	18.3	(49.6)	(31.3)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.7	(3.4)	(2.7)
Money Market	1.0	(5.5)	(4.5)
Time	(5.8)	(8.6)	(14.4)
Total Interest-Bearing Deposits	(4.1)	(17.5)	(21.6)
Short-Term Borrowings	(3.0)	(3.0)	(6.0)
Long-Term Borrowings	(0.6)	—	(0.6)
Total Change in Interest Expense	(7.7)	(20.5)	(28.2)
Change in Net Interest Income	$26.0	$(29.1)	$(3.1)

Loans and Leases			Table 9
	December 31,	September 30,	December 31,
(dollars in thousands)	2021	2021	2020
Commercial and industrial:
Commercial and industrial excluding Paycheck Protection Program loans	$1,870,657	$1,692,315	$2,218,266
Paycheck Protection Program loans	216,442	503,069	801,241
Total commercial and industrial	2,087,099	2,195,384	3,019,507
Commercial real estate	3,639,623	3,569,768	3,392,676
Construction	813,969	826,078	735,819
Residential:
Residential mortgage	4,083,367	3,914,632	3,690,218
Home equity line	876,608	852,074	841,624
Total residential	4,959,975	4,766,706	4,531,842
Consumer	1,229,939	1,238,714	1,353,842
Lease financing	231,394	237,689	245,411
Total loans and leases	$12,961,999	$12,834,339	$13,279,097

Deposits			Table 10
	December 31,	September 30,	December 31,
(dollars in thousands)	2021	2021	2020
Demand	$9,393,863	$8,873,424	$7,522,114
Savings	6,612,775	7,347,079	6,020,075
Money Market	4,033,070	4,019,250	3,337,236
Time	1,776,438	1,880,250	2,348,298
Total Deposits	$21,816,146	$22,120,003	$19,227,723

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More			Table 11
	December 31,	September 30,	December 31,
(dollars in thousands)	2021	2021	2020
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$718	$746	$518
Commercial real estate	727	745	80
Construction	—	—	2,043
Total Commercial Loans	1,445	1,491	2,641
Residential Loans:
Residential mortgage	5,637	7,137	6,441
Total Residential Loans	5,637	7,137	6,441
Total Non-Accrual Loans and Leases	7,082	8,628	9,082
Other Real Estate Owned	175	—	—
Total Non-Performing Assets	$7,257	$8,628	$9,082

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$740	$439	$2,108
Commercial real estate	—	—	882
Construction	—	—	93
Total Commercial Loans	740	439	3,083
Residential Loans:
Residential mortgage	987	100	—
Home equity line	3,681	3,871	4,818
Total Residential Loans	4,668	3,971	4,818
Consumer	1,800	1,376	3,266
Total Accruing Loans and Leases Past Due 90 Days or More	$7,208	$5,786	$11,167

Restructured Loans on Accrual Status and Not Past Due 90 Days or More	$34,893	$36,234	$16,684
Total Loans and Leases	$12,961,999	$12,834,339	$13,279,097

Allowance for Credit Losses					Table 12
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
(dollars in thousands)	2021	2021	2020	2021	2020
Balance at Beginning of Period	$161,246	$169,148	$195,876	$208,454	$130,530
Adjustment to Adopt ASC Topic 326	—	—	—	—	770
After Adoption of ASC Topic 326	161,246	169,148	195,876	208,454	131,300
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(4,432)	(224)	(799)	(5,949)	(15,572)
Commercial real estate	—	—	(30)	(66)	(2,753)
Construction	—	—	—	—	(379)
Total Commercial Loans	(4,432)	(224)	(829)	(6,015)	(18,704)
Residential Loans:
Residential mortgage	(534)	—	—	(632)	(14)
Home equity line	(107)	(235)	(46)	(342)	(54)
Total Residential Loans	(641)	(235)	(46)	(974)	(68)
Consumer	(3,250)	(2,926)	(7,049)	(16,634)	(28,791)
Total Loans and Leases Charged-Off	(8,323)	(3,385)	(7,924)	(23,623)	(47,563)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	244	121	2,986	867	5,005
Commercial real estate	9	15	615	39	615
Construction	100	—	30	266	200
Total Commercial Loans	353	136	3,631	1,172	5,820
Residential Loans:
Residential mortgage	15	215	37	261	216
Home equity line	28	27	21	117	167
Total Residential Loans	43	242	58	378	383
Consumer	1,743	2,405	2,812	9,600	10,499
Total Recoveries on Loans and Leases Previously Charged-Off	2,139	2,783	6,501	11,150	16,702
Net Loans and Leases Charged-Off	(6,184)	(602)	(1,423)	(12,473)	(30,861)
Provision for Credit Losses - Loans and Leases	2,200	(7,300)	14,001	(38,719)	108,015
Balance at End of Period	$157,262	$161,246	$208,454	$157,262	$208,454
Average Loans and Leases Outstanding	$12,814,316	$12,881,885	$13,366,980	$13,034,295	$13,518,308
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.19%	0.02%	0.04%	0.10%	0.23%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.21%	1.26%	1.57%	1.21%	1.57%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	22.21x	18.69x	22.95x	22.21x	22.95x

(1)	Annualized for the three months ended December 31, 2021, September 30, 2021 and December 31, 2020.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 13
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2021	2020	2019	2018	2017	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$623,098	$129,665	$223,388	$88,409	$29,380	$168,591	$644,947	$40,193	$1,947,671
Special Mention	397	4,382	4,213	12,552	974	5,313	4,804	986	33,621
Substandard	354	1,380	1,951	1,285	60	3,551	17,893	1,043	27,517
Other (1)	13,277	7,070	7,741	4,453	1,995	370	43,384	—	78,290
Total Commercial and Industrial	637,126	142,497	237,293	106,699	32,409	177,825	711,028	42,222	2,087,099

Commercial Real Estate
Risk rating:
Pass	693,370	338,140	533,887	487,739	415,186	940,732	78,479	14,891	3,502,424
Special Mention	—	—	48,499	7,470	25,513	30,255	7,600	—	119,337
Substandard	—	—	—	1,776	164	15,303	459	—	17,702
Other (1)	—	—	—	—	—	160	—	—	160
Total Commercial Real Estate	693,370	338,140	582,386	496,985	440,863	986,450	86,538	14,891	3,639,623

Construction
Risk rating:
Pass	154,558	107,767	210,314	155,311	62,770	48,021	22,859	—	761,600
Special Mention	—	—	244	707	—	356	—	—	1,307
Substandard	—	—	—	363	—	839	—	—	1,202
Other (1)	26,835	8,875	4,317	4,308	2,684	2,048	793	—	49,860
Total Construction	181,393	116,642	214,875	160,689	65,454	51,264	23,652	—	813,969

Lease Financing
Risk rating:
Pass	33,980	60,650	48,236	9,449	15,009	57,130	—	—	224,454
Special Mention	501	2,702	1,506	311	153	—	—	—	5,173
Substandard	—	270	140	16	871	470	—	—	1,767
Total Lease Financing	34,481	63,622	49,882	9,776	16,033	57,600	—	—	231,394

Total Commercial Lending	$1,546,370	$660,901	$1,084,436	$774,149	$554,759	$1,273,139	$821,218	$57,113	$6,772,085

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2021	2020	2019	2018	2017	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$1,101,958	$635,061	$286,993	$198,622	$251,906	$829,175	$—	$—	$3,303,715
680 - 739	140,997	81,590	45,163	27,315	32,855	125,906	—	—	453,826
620 - 679	15,781	11,943	5,268	10,149	9,069	37,404	—	—	89,614
550 - 619	1,735	873	698	533	2,033	7,475	—	—	13,347
Less than 550	—	—	—	345	2,603	2,838	—	—	5,786
No Score (3)	18,882	7,938	15,051	18,107	17,333	42,185	—	—	119,496
Other (2)	25,625	16,263	10,242	11,297	16,242	17,152	44	718	97,583
Total Residential Mortgage	1,304,978	753,668	363,415	266,368	332,041	1,062,135	44	718	4,083,367

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	671,566	1,873	673,439
680 - 739	—	—	—	—	—	—	141,889	3,968	145,857
620 - 679	—	—	—	—	—	—	37,815	2,500	40,315
550 - 619	—	—	—	—	—	—	9,090	948	10,038
Less than 550	—	—	—	—	—	—	2,574	68	2,642
No Score (3)	—	—	—	—	—	—	4,317	—	4,317
Total Home Equity Line	—	—	—	—	—	—	867,251	9,357	876,608
Total Residential Lending	1,304,978	753,668	363,415	266,368	332,041	1,062,135	867,295	10,075	4,959,975

Consumer Lending
FICO:
740 and greater	155,929	83,337	79,617	56,707	24,525	8,067	117,843	209	526,234
680 - 739	93,214	56,327	55,126	34,049	17,527	6,315	69,366	707	332,631
620 - 679	41,671	21,986	28,491	19,403	12,952	5,324	31,165	1,175	162,167
550 - 619	7,836	8,265	13,265	10,497	7,469	3,244	10,359	1,089	62,024
Less than 550	2,272	3,867	6,646	3,484	2,739	1,175	3,195	536	23,914
No Score (3)	481	19	56	40	65	2	35,414	320	36,397
Other (2)	4,737	365	1,712	17	2,182	31	77,528	—	86,572
Total Consumer Lending	306,140	174,166	184,913	124,197	67,459	24,158	344,870	4,036	1,229,939

Total Loans and Leases	$3,157,488	$1,588,735	$1,632,764	$1,164,714	$954,259	$2,359,432	$2,033,383	$71,224	$12,961,999

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation					Table 14
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
Income Statement Data:
Net income	$57,022	$64,279	$61,739	$265,735	$185,754
Core net income	$68,013	$65,819	$65,288	$279,229	$189,378

Average total stockholders' equity	$2,675,513	$2,738,540	$2,732,271	$2,708,370	$2,698,853
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible stockholders' equity	$1,680,021	$1,743,048	$1,736,779	$1,712,878	$1,703,361

Average total assets	$25,650,505	$25,058,085	$22,468,040	$24,426,258	$21,869,064
Less: average goodwill	995,492	995,492	995,492	995,492	995,492
Average tangible assets	$24,655,013	$24,062,593	$21,472,548	$23,430,766	$20,873,572

Return on average total stockholders' equity(1)	8.46%	9.31%	8.99%	9.81%	6.88%
Core return on average total stockholders' equity (non-GAAP)(1)	10.09%	9.54%	9.51%	10.31%	7.02%
Return on average tangible stockholders' equity (non-GAAP)(1)	13.47%	14.63%	14.14%	15.51%	10.91%
Core return on average tangible stockholders' equity (non-GAAP)(1)	16.06%	14.98%	14.95%	16.30%	11.12%

Return on average total assets(1)	0.88%	1.02%	1.09%	1.09%	0.85%
Core return on average total assets (non-GAAP)(1)	1.05%	1.04%	1.16%	1.14%	0.87%
Return on average tangible assets (non-GAAP)(1)	0.92%	1.06%	1.14%	1.13%	0.89%
Core return on average tangible assets (non-GAAP)(1)	1.09%	1.09%	1.21%	1.19%	0.91%

	As of	As of	As of
	December 31,	September 30,	December 31,
	2021	2021	2020
Balance Sheet Data:
Total stockholders' equity	$2,656,912	$2,711,734	$2,744,104
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$1,661,420	$1,716,242	$1,748,612

Total assets	$24,992,410	$25,548,322	$22,662,831
Less: goodwill	995,492	995,492	995,492
Tangible assets	$23,996,918	$24,552,830	$21,667,339

Shares outstanding	127,502,472	128,255,570	129,912,272

Total stockholders' equity to total assets	10.63%	10.61%	12.11%
Tangible stockholders' equity to tangible assets (non-GAAP)	6.92%	6.99%	8.07%

Book value per share	$20.84	$21.14	$21.12
Tangible book value per share (non-GAAP)	$13.03	$13.38	$13.46

(1)	Annualized for the three months ended December 31, 2021, September 30, 2021 and December 31, 2020.

GAAP to Non-GAAP Reconciliation					Table 15
	For the Three Months Ended			For the Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2021	2021	2020	2021	2020
Net interest income	$137,327	$132,593	$135,227	$530,559	$535,734
Core net interest income (non-GAAP)	$137,327	$132,593	$135,227	$530,559	$535,734

Noninterest income	$41,573	$50,104	$53,598	$184,916	$197,380
Losses (gains) on sale of securities	—	—	12	(102)	114
Costs associated with the sale of stock(1)	6,014	—	4,828	6,014	4,828
Core noninterest income (non-GAAP)	$47,587	$50,104	$58,438	$190,828	$202,322

Noninterest expense	$108,749	$101,036	$88,127	$405,479	$367,672
Loss on litigation	—	(2,100)	—	(2,100)	—
One-time items(2)	(8,974)	—	—	(10,134)	—
Core noninterest expense (non-GAAP)	$99,775	$98,936	$88,127	$393,245	$367,672

Net income	$57,022	$64,279	$61,739	$265,735	$185,754
Losses (gains) on sale of securities	—	—	12	(102)	114
Costs associated with the sale of stock(1)	6,014	—	4,828	6,014	4,828
Loss on litigation	—	2,100	—	2,100	—
One-time noninterest expense items(2)	8,974	—	—	10,134	—
Tax adjustments(3)	(3,997)	(560)	(1,291)	(4,652)	(1,318)
Total core adjustments	10,991	1,540	3,549	13,494	3,624
Core net income (non-GAAP)	$68,013	$65,819	$65,288	$279,229	$189,378

Basic earnings per share	$0.45	$0.50	$0.48	$2.06	$1.43
Diluted earnings per share	$0.44	$0.50	$0.47	$2.05	$1.43
Efficiency ratio	60.50%	55.07%	46.59%	56.45%	50.10%

Core basic earnings per share (non-GAAP)	$0.53	$0.51	$0.50	$2.17	$1.46
Core diluted earnings per share (non-GAAP)	$0.53	$0.51	$0.50	$2.16	$1.45
Core efficiency ratio (non-GAAP)	53.71%	53.92%	45.43%	54.30%	49.77%

(1)	Costs associated with the sale of stock for both the three and twelve months ended December 31, 2021 and 2020 related to changes in the valuation of the funding swap entered into with the buyer of our Visa Class B restricted sales in 2016.
(2)	One-time items for the three and twelve months ended December 31, 2021 consisted of fees related to the prepayment of $200.0 million of Federal Home Loan Bank advances. Additionally, one-time items for the twelve months ended December 31, 2021 consisted of severance costs.
(3)	Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period.